                                                                   EXHIBIT 10.16

                             NOTE PURCHASE AGREEMENT

      THIS NOTE PURCHASE AGREEMENT (this "AGREEMENT" is made and entered into effective the 30 day of June, 2003 ("EFFECTIVE DATE"), by and between JPMORGAN CHASE BANK, formerly known as The Chase Manhattan Bank, successor by merger to Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association ("ASSIGNOR") and WALLIS STATE BANK, a TEXAS STATE BANK ("ASSIGNEE") with the consent and agreement of TIDEL ENGINEERING, L.P., a Delaware limited partnership ("BORROWER"), TIDEL TECHNOLOGIES, INC., TIDEL SERVICES, INC. AND TIDEL CASH SYSTEMS, INC., each Delaware corporations (each a "GUARANTOR" and collectively, the "GUARANTORS") and TIDEL TECHNOLGIES, INC. ("ULTIMATE PARENT").

RECITALS:

      Assignor is the owner of an Amended and Restated Revolving Credit Note dated April 30, 2002 (the same, as heretofore modified, renewed and extended, is herein collectively referred to as the "NOTE"), executed by Borrower in the original principal amount of $4,680,000.00 and payable to the order of Assignor.

      Assignee has approached Assignor to purchase the Note and Assignee desires to purchase the Note and Assignor is willing to sell the same to Assignee on the terms and conditions set forth herein.

AGREEMENTS:

      For and in consideration of the mutual covenants and agreements contained herein, Assignor and Assignee agree as follows:

1. Purchase/Conveyance of Note. The purchase price of the Note is equal to the sum of the total unpaid principal balance and accrued unpaid interest and all other amounts owing under the Note, including any and all costs of collection thereof as of the date of purchase ("Purchase Price"). Promptly upon receipt of the Purchase Price, Assignor wilt deliver to Assignee (i) an Assignment of Note and Lien substantially in the form of Exhibit A ("Assignment") duly executed by Assignor; (ii) the original Note endorsed by Assignor to Assignee as follows: "Pay to the order of Wallis State Bank, without recourse and without representation or warranty of any kind, express or implied, except as set forth in that certain Note Purchase Agreement dated as of June 30, 2003 between the undersigned and Wallis State Bank; (iii) copies of the Loan Documents (as defined in Schedule 1); and (iv) a letter duly executed by Assignor authorizing Assignee to file amendments to any financing statements of record showing Assignor as secured party and Borrower or any Guarantor as debtor. In contemplation of the purchase of the Note, Assignee has executed and delivered to Assignor a Confidentiality Agreement in the form attached hereto as Exhibit "B" (the "Confidentiality Agreement"). To the extent of any conflict between the terms and provisions of this Agreement and those contained in the Assignment or the Confidentiality Agreement, the provisions in this Agreement shall control. Assignor represents that Assignor (i) is the owner of the Note and has not endorsed, granted, assigned or transferred the Note to any other person; and (ii) has all

                                Page 1 of 8 Pages
      requisite power and authority to make the assignment and transfer of the Note contemplated hereby. Assignor also represents and warrants to Assignor that the total of the outstanding unpaid principal, accrued unpaid interest, other amounts owing under the Note and collection costs equals $ 2,000,000 as of the Effective Date.

2. Assignee's Representations and Acknowledgements. As a material inducement to Assignor to execute and deliver this Agreement and the Assignment, Assignee represents and acknowledges to Assignor as follows:

      (a) Assignee has made its own independent investigations, inspections and analyses of: (i) the Note and other Loan Documents described on Schedule I attached hereto and incorporated herein by reference (the "LOAN DOCUMENTS"); (ii) the validity and enforceability of the Note and other Loan Documents; (iii) the perfection or priority of any lien and security interests of the Loan Documents, if any, listed on Schedule I; (iv) the value, condition, quality, sufficiency of the description and amount of collateral purportedly covered and affected by the Loan Documents; and (v) the enforceability of any documentation related to, collateral for, nature, terms and tenor of and the rights, remedies of any holder with respect to, obligations or indebtedness of Borrower or any Guarantor to any creditor other than Assignor ("OTHER INDEBTEDNESS"), including without limitation, any Other Indebtedness subordinated to the payment and performance of the obligations and indebtedness of Borrower or any Guarantor under the Loan Documents. Assignee acknowledges that Assignor has attempted to provide accurate information to Assignee but that Assignor does not represent, warrant or insure the accuracy or completeness of any information or its sources of information provided to Assignee or in any of the Loan Documents. Assignee agrees and represents that the Note, the other Loan Documents and other information made available to Assignee were an adequate and sufficient basis on which to determine whether to purchase the Note. Assignee has not relied and will not rely on Assignor to furnish or make available to Assignee any documents or information regarding the credit, affairs, financial condition or business of Borrower or any Guarantor. Assignee has made such independent investigations as Assignee deems to be warranted into the nature, validity, enforceability, collectability, and value of the Note and the other Loan Documents, any Other Indebtedness and all other facts Assignee deems material to Assignee's purchase and is entering into this transaction solely on the basis of that investigation and Assignee's own judgment, and is not acting in reliance on any representation made or information furnished by Assignor, Assignor's affiliates or its employees, agents, representatives or independent contractors (other than the representations and warranties of Assignor contained herein). Assignee acknowledges that Assignor has not given Assignee any investment advice, credit information or opinion on whether the purchase of the Note is prudent.

      (b) The transactions contemplated by this Agreement do not involve, nor are they intended in any way to constitute, the sale of a "security" or "securities" within the meaning of any applicable securities laws, and none off the representations, warranties or agreements of Assignee shall create any inference that the transactions involve any "security" or "securities". Assignee acknowledges, understands and agrees that the acquisition of the Note involves a high degree of risk and is suitable only for persons or

                                Page 2 of 8 Pages
      entities of substantial financial means who have no need for liquidity and who can hold the Note indefinitely or bear the partial or entire loss of the value of the Note and any collateral securing the Note. Assignee represents and warrants to Assignor that Assignee (a) is purchasing for Assignee's own account; (b) is not purchasing with a view to public distribution; (c) is not in a disparate bargaining position relative to Assignor with respect to this Agreement; (d) is a sophisticated entity with respect to the purchase of the Note; (c) is able to bear the economic risk associated with the purchase of the Note; (d) has adequate information concerning the business and financial condition of Borrower and each Guarantor to make an informed decision regarding the purchase of the Note; and (e) has such knowledge and experience and has made purchases of instruments of a similar nature, so as to be aware of the risks and uncertainties inherent in the type of transaction contemplated by this Agreement.

      (c) Assignee acknowledges that (i) Assignor currently may have, and later may come into possession of, information with respect to the Note and the other Loan Documents, Borrower, any Guarantor or any other matter related thereto that is not known to Assignee and that may be material to a decision to acquire the Note ("EXCLUDED INFORMATION"), (ii) Assignee has determined to purchase the Note notwithstanding its lack of knowledge of the Excluded Information; and (iii) Assignor shall have no liability to Assignee, and Assignee waives and releases any claims that it might have against Assignee or any Assignor Party, as defined below, whether under applicable law or otherwise, with respect to the nondisclosure of the Excluded Information in connection with the transactions contemplated hereby; provided, however, that the Excluded Information shall not and does not affect the truth or accuracy of Assignor's representations or warranties in this Agreement.

      (d) Assignor has not made and does hereby specifically disclaim, in addition to and cumulative of the disclaimers contained in the Assignment, any and all representations and warranties of any kind or character, express or implied, in respect to: (i) the validity, enforceability of or existence of offsets or defenses to the Note; (ii) the validity, perfection, enforceability or priority of the liens and security interests of the Loan Documents; (iii) the proper recordation of the Loan Documents which are recorded; and (iv) the value, condition or use which may be made of any purported collateral for the Note, the operational potential thereof, the suitability for the intended purposes, or the compliance thereof with governmental codes, rules, regulations, orders and laws.

      (e) This Agreement and the Confidentiality Agreement are legal, valid and binding obligations of Assignee enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally. The execution, delivery and performance of this Agreement and the Confidentiality Agreement have all been duly authorized by all necessary action; are within the power and authority of Assignee.

      (f) Assignee acknowledges that the Note is in default.

3. Assignee's Covenants. (a) Assignee hereby covenants and agrees with Assignor that Assignee will keep confidential in all respects the terms and provisions hereof.

                                Page 3 of 8 Pages

      (b) Assignee agrees to immediately assume all obligations with respect to federal and state income tax informational reporting for the period after the Effective Date including obligations with respect to Forms 1099 and 1098 and back-up withholding. Assignee further agrees to cooperate with Assignor to the extent necessary to allow Assignor to fulfill its obligations it may have with respect to such informational reporting for the Note for the period prior to the date of this Agreement.

      (c) Assignee agrees not to violate any law relating to privacy or unfair collection practices in connection with the Note purchased by Assignee hereunder. ASSIGNEE FURTHER AGREES TO INDEMNIFY ASSIGNOR AND HOLD ASSIGNOR HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LOSSES, DAMAGES, PENALTIES, FINES, FORFEITURES, JUDGMENTS, LEGAL FEES AND OTHER COSTS, FEES AND EXPENSES AT ANY TIME INCURRED BY ASSIGNOR AS A RESULT OF (i) ASSIGNEE'S BREACH OF THE AFORESAID AGREEMENT OR (ii) ANY ACTS OR OMISSIONS OF ASSIGNEE RESULTING IN ANY CLAIM, DEMAND OR ASSERTION THAT ASSIGNOR, SUBSEQUENT TO THE DATE OF THIS AGREEMENT, WAS IN ANY WAY INVOLVED IN OR HAD IN ANY WAY AUTHORIZED ANY UNLAWFUL COLLECTION PRACTICES IN CONNECTION WITH THE NOTE OR THE OTHER LOAN DOCUMENTS. Each party agrees to notify the other within ten (10) days of receiving notice or knowledge of any such claim, demand or assertion.

      (d) From and after the date of this Agreement, Assignee shall assume all of Assignor's obligations and duties with respect to servicing the Note purchased hereunder and shall service the Note in accordance with commercially reasonable standards and applicable law.

      (e) Assignee warrants, represents and agrees that Assignee will not institute any legal action in the name of Assignor or continue to prosecute or defend in the name of Assignor any pending legal action; nor shall Assignee intentionally or unintentionally, through misrepresentation or nondisclosure, mislead any person as to, or conceal from any person, the identity of Assignee of the Note purchased pursuant to this sale; nor shall Assignee use or refer to the names Texas Commerce Bank National Association, Chase Bank of Texas, National Association, The Chase Manhattan Bank, JPMorgan Chase Bank or any name derived therefrom or confusingly similar therewith to promote Assignee's marketing, advertising, sale or transfer of the Note or any collateral securing the Note or the collection or management thereof; provided, however, that nothing herein shall be deemed to preclude Assignee from disclosing to potential transferees of the Note the fact that the Note was acquired from Assignor. Assignee shall immediately upon demand reimburse Assignor for any costs and expenses incurred by Assignor as a result of any claims, demands, suits, subpoenas or any costs incurred by Assignor in cooperating with Assignee in connection with or related to the Note and Loan Documents. Assignor, agrees, to cooperate with Assignee at Assignee's expense to transfer of record any collateral security for the Notes or to effect the transfers contemplated by this Agreement, at the reasonable request of the Assignee. Any amounts not paid within 5 business days will bear interest at a per annum interest rate of 18% from the date of demand until paid.

      (f) INDEMNIFICATION. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, FROM AND AFTER THE DATE OF THIS AGREEMENT, ASSIGNEE AGREES TO INDEMNIFY, DEFEND AND HOLD

                                Page 4 of 8 Pages
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      HARMLESS ASSIGNOR, ITS SUBSIDIARIES, AFFILIATES, AND THEIR OFFICERS,
      DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, REPRESENTATIVES AND ATTORNEYS (THE "ASSIGNOR PARTIES"), FROM AND AGAINST ANY AND ALL LOSS, LIABILITY, CLAIM, JUDGMENT, DAMAGE AND EXPENSE WHATSOEVER (INCLUDING ATTORNEYS' FEES AND AMOUNTS PAID IN SETTLEMENT) DIRECTLY OR INDIRECTLY ARISING OUT OF, BASED UPON, RESULTING FROM OR OTHERWISE RELATING TO (i) THE SALE OF THE NOTE AND THE OTHER LOAN DOCUMENTS, THE NOTE, OR ANY OF THE OTHER LOAN DOCUMENTS, THE ASSIGNED RIGHTS OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, ANY ACTION TAKEN BY ASSIGNEE OR ANY ASSIGNOR PARTY IN CONNECTION WITH THE NOTE, ANY OTHER LOAN DOCUMENTS OR ANY OF THE ASSIGNED RIGHTS, INCLUDING THAT RESULTING FROM SUCH ASSIGNOR PARTY'S OWN NEGLIGENCE, EXCEPT AND TO THE EXTENT CAUSED BY SUCH ASSIGNOR PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR RESULTING FROM A MATERIAL INACCURACY OR BREACH OF ASSIGNOR'S REPRESENTATIONS OR WARRANTIES HEREIN, (ii) THE INACCURACY OF ANY OF ASSIGNEE'S REPRESENTATIONS OR WARRANTIES HEREIN, (iii) THE BREACH OF ANY OF ASSIGNEE'S COVENANTS HEREIN, OR (iv) CLAIMS BY OTHER CREDITORS, INCLUDING WITHOUT LIMITATION, TRADE CREDITORS AND HOLDERS OF OTHER INDEBTEDNESS, OF BORROWER OR ANY GUARANTOR FOR ANY ACT OR OMISSION OF ASSIGNEE, ITS SUBSIDIARIES AND AFFILIATES AND THEIR OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEE, AGENTS, REPRESENTATIVE AND ATTORNEYS; PROVIDED, HOWEVER, THAT ASSIGNOR HAS GIVEN ASSIGNEE PROMPT WRITTEN NOTICE OF ANY CLAIM OR AMOUNTS FOR WHICH IT SEEKS INDEMNITY HEREUNDER UPON ASSIGNOR'S DISCOVERY OF SUCH CLAIM, AND WRITTEN REQUEST FOR INDEMNIFICATION, AND, PROVIDED FURTHER, THAT ASSIGNEE SHALL BE ENTITLED TO CONTEST AND DEFEND SUCH CLAIM BY ALL APPROPRIATE LEGAL PROCEEDINGS USING COUNSEL SELECTED BY ASSIGNEE TO HANDLE SUCH CLAIM (SUBJECT TO ASSIGNOR'S APPROVAL OF SUCH COUNSEL, WHICH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD). ASSIGNOR AND ASSIGNEE, AT THE EXPENSE OF ASSIGNEE, AGREE TO COOPERATE IN THE DEFENSE OF ANY CLAIM OR COUNTERCLAIM IN ANY ACTION TO ENFORCE OR COLLECT AMOUNTS OWED UNDER THE NOTE OR THE OTHER LOAN DOCUMENTS.

4. ASSIGNEE'S WAIVER OF CONSUMER RIGHTS. ASSIGNEE REPRESENTS AND WARRANTS TO ASSIGNOR THAT IT HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE ASSIGNEE TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED HEREBY. FURTHER, ASSIGNEE REPRESENTS AND WARRANTS TO ASSIGNOR THAT IT IS NOT IN A DISPARATE BARGAINING POSITION RELATIVE TO ASSIGNOR. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ASSIGNEE HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS CONFERRED (OR WHICH MAY BE CONFERRED) UPON ASSIGNEE IN RESPECT TO THE TRANSACTION DESCRIBED HEREIN UNDER THE APPLICATION OF THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT (SECTION 17.41 ET. SEQ., TEXAS BUSINESS AND COMMERCE CODE), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF THE UNDERSIGNED ASSIGNEE'S OWN SELECTION, THE UNDERSIGNED ASSIGNEE VOLUNTARILY CONSENTS TO THIS WAIVER.

5. Consent/Release of Claims of Borrower and Guarantors. Borrower and each Guarantor accepts and agrees to the conveyance of the Note by Assignor to Assignee and agrees and

                                Page 5 of 8 Pages
      confirms that the assignment and transfer will not impair Borrower's or such Guarantor's respective obligations under Note and the other Loan Documents prior to the conveyance. As a condition to Assignor selling the Note to Assignee, Borrower and each Guarantor hereby releases Assignor and Assignee, its affiliates and all officers, employees and agents thereof from any and all claims, demands, damages, actions, known and unknown, relating in any way to the Note, any other Loan Documents, the loans evidenced thereby, and prior extensions or renewals or modifications thereof, any prior promissory notes evidencing such loans, any collateral, any document" executed `in connection with the Note, including, but not limited to the Loan Documents, any claim of any breach by Assignor of any of its covenants, agreements or obligations related to the loans evidenced by the Note or any other matter relating in any way to the Note or the loans evidenced thereby and Assignor's actions or omissions in administering and collecting the renewed notes including, without limitation, any claim or defense based on Assignor having contracted for, charged or collected interest at a rate greater than that allowed to be contracted for, charged or collected by applicable law.

6. DISCLAIMER OF WARRANTIES AND REPRESENTATIONS NOT EXPRESSED HEREIN. EXCEPT FOR THOSE WARRANTIES AND REPRESENTATIONS SPECIFICALLY SET FORTH IN THIS AGREEMENT, NO WARRANTIES OR REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, HAVE BEEN MADE BY ASSIGNOR OR BY ANYONE ACTING ON ITS BEHALF, PARTICULARLY, BUT WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, NO WARRANTIES OR REPRESENTATIONS REGARDING (I) THE COLLECTABILITY OF THE NOTE, (II) THE CREDITWORTHINESS OF ANY OBLIGOR OF THE NOTE AND LOAN DOCUMENTS, (III) THE VALUE OF ANY COLLATERAL SECURING PAYMENT OF THE NOTE, (IV) THE FREEDOM OF ANY COLLATERAL OF THE NOTE AND LOAN DOCUMENTS FROM LIENS AND ENCUMBRANCES, IN WHOLE OR IN PART, (V) THE PERFECTION OR PRIORITY OF THE LIENS AND SECURITY INTERESTS OF ANY COLLATERAL SECURING THE NOTE, OR (VI) THE TRANSFERABILITY AND ENFORCEABILITY OF COLLATERAL DOCUMENTS SUPPORTING THE NOTE. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE NOTE AND LOAN DOCUMENTS SOLD TO ASSIGNEE UNDER THIS AGREEMENT ARE SOLD AND TRANSFERRED "AS IS, WITH ALL FAULTS", WITHOUT RECOURSE OR WARRANTY, EITHER EXPRESS OR IMPLIED.

7.    Miscellaneous.

      (a) Assignee shall, promptly after the execution of this Agreement and the Assignment, notify Borrower of Assignee's purchase of the Note and direct that all payments on and communications regarding the Note be sent to Assignee's address after execution at 900 Town & Country Lane, Ste. 100, Houston, Texas 77024 and not to Assignor.

      (b) This Agreement, the Confidentiality Agreement and the Assignment constitute the entire agreement between the parties in respect to the subject matter hereof and may not

                                Page 6 of 8 Pages
      be altered or amended except in a writing by all parties hereto. Words with initial capital letters used but not defined herein shall have the respective meanings assigned to them in the Assignment. This Agreement may be executed in several identical counterparts, on separate counterparts; each counterpart will constitute an original instrument, and all separate counterparts will constitute but one and the same instrument.

      (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. ASSIGNOR AND ASSIGNEE AGREE THAT THIS AGREEMENT, THE ASSIGNMENT AND THE CONFIDENTIALITY AGREEMENT WILL BE PERFORMED IN HARRIS COUNTY, TEXAS, AND THAT SUCH COUNTY IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY ASSIGNOR OR ASSIGNEE, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST ASSIGNEE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, ASSIGNEE HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION ASSIGNEE MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. ASSIGNEE AGREES THAT SERVICE OF PROCESS UPON ASSIGNEE MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ASSIGNEE'S ADDRESS SPECIFIED BELOW. ASSIGNOR MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST ASSIGNEE OR WITH RESPECT TO ANY OF ASSIGNEE'S PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

      (d) JURY TRIAL WAIVER. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, ASSIGNEE AND ASSIGNOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THAT ASSIGNEE OR ASSIGNOR MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT, THE CONFIDENTIALITY AGREEMENT OR THE ASSIGNMENT. ASSIGNEE REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF ASSIGNOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ASSIGNOR WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. ASSIGNEE ACKNOWLEDGES THAT ASSIGNOR HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE ASSIGNMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

                                Page 7 of 8 Pages
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EXECUTED effective as of the day and year first above written.

                            ASSIGNOR: JPMORGAN CHASE BANK

                                      By:  /s/ J. T. White
                                           -----------------------------------
                                           Vice President

For purposes of
paragraph 4 above:

                            ASSIGNEE: WALLIS STATE BANK

___________________________           By:    /s/ J. Mike Smith
                                             -----------------------------------
___________________________           Name:  J. Mike Smith

counsel to Assignee                   Title: SVP

                        BORROWER: TIDEL ENGINEERING, L.P.
                                   BY: TIDEL CASH SYSTEMS, INC., GENERAL PARTNER

                                   By:    /s/ J. Mike Smith
                                          --------------------------------------
                                   Name:  J. Mike Smith
                                   Title: SVP

                             SECRETARY'S CERTIFICATE

      The undersigned, Secretary of TIDEL CASH SYSTEMS, INC. ("Cash"), a Delaware corporation and General Partner of Tidel Engineering, L.P., a Delaware limited partnership (`Borrower"), does hereby certify that the undersigned is familiar with the articles of association, charter, bylaws, partnership agreement and other organizational documents of Cash and Borrower and the books and records of Borrower and Cash, and that Cash is duly authorized and empowered to enter into the above Agreement for and on behalf of Cash and Borrower; and that Mark K. Levenick is an authorized officer of Cash and is authorized and empowered to sign on behalf of Cash, for itself and as general partner and on behalf of Borrower and to bind Cash and Borrower with respect to the Agreement and that the signature appearing above is the true and correct signature Mark K. Levenick.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of __________ by order of the Board of Directors thereof this _____________ day of __________, 2003.

___________________________

Secretary of Cash

                                Page 8 of 8 Pages

                               GUARANTOR AND ULTIMATE PARENT:
                               TIDEL TECHNOLOGIES, INC.

                               By:    /s/ Mark K. Levenick
                                      ------------------------------------------
                               Name:  Mark K. Levenick
                               Title: President

                             SECRETARY'S CERTIFICATE

The undersigned, Secretary of TIDEL TECHNOLOGIES, INC. ("TTI"), a Delaware corporation, does hereby certify that the undersigned is familiar with the articles of association, charter, bylaws and other organizational documents of TTI and the books and records of TTI, and that TTI is duly authorized and empowered to enter into the above Agreement, and that Mark K. Levenick is an authorized officer of TTI and is authorized and empowered to sign on behalf of TTI and to bind TTI with respect to the Agreement and that the signature appearing above is the true and correct signature of Mark K. Levenick.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of _______________ by order of the Board of Directors thereof this _____________ day of ___________________, 2003.

___________________________

Secretary of TTI

                               GUARANTOR: TIDEL SERVIDES, INC.

                               By:    /s/ Mark K. Levenick
                                      ------------------------------------------
                               Name:  Mark K. Levenick
                               Title: President

                             SECRETARY'S CERTIFICATE

      The undersigned, Secretary of TIDEL SERVICES, INC. ("TSI"), a Delaware corporation, does hereby certify that the undersigned is familiar with the articles of association, charter, by-laws and other organizational documents of TSI and the books and records of TSI, and that TSI is duly authorized and empowered to enter into the above Agreement, and that Mark K. Levenick is an authorized officer of TSI and is authorized and empowered to sign on behalf of TSI and to bind TSI with respect to the Agreement and that the signature appearing above is the true and correct signature of Mark K. Levenick.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of ______________________ by order of the Board of Directors thereof this _____ day of ______________, 2003.

____________________________________

Secretary of TSI

                                Page 9 of 8 Pages

                                   EXHIBIT "A"

                           ASSIGNMENT OF NOTE AND LIEN

      THIS ASSIGNMENT OF NOTE AND LIEN ("ASSIGNMENT") dated 6-30, 2003, is executed and delivered by JPMORGAN CHASE BANK, a New York banking corporation ("ASSIGNOR") to WALLIS STATE BANK ("ASSIGNEE").

RECITALS:

      Assignor is the owner of an Amended and Restated Revolving Credit Note dated April 30, 2002 (the same, as heretofore modified, renewed and extended, is herein collectively referred to as the "NOTE"), executed by TIDEL ENGINEERING, L.P. ("BORROWER") in the original principal amount of $4,680,000.00 and payable to the order of Assignor.

      The Note is secured by the security agreements, guaranties, assignments, pledges and security devices, of whatever kind or character, listed on the attached Schedule I herein together with the Note, collectively called the "LOAN DOCUMENTS". This Assignment is executed and delivered in furtherance of that Note Purchase Agreement dated 6-30, 2003 between Assignee and Assignor (the "NOTE PURCHASE AGREEMENT").

ASSIGNMENTS AND AGREEMENTS:

      For good and valuable consideration paid to Assignor and subject to the following, the receipt and sufficiency of which are hereby acknowledged, Assignor has TRANSFERRED and ASSIGNED and by these presents TRANSFERS and ASSIGNS unto Assignee the Note, together with all of the other Loan Documents.

NOTICE:

      Except as expressly set forth in the Note Purchase Agreement, this Assignment of Note and Liens is delivered and accepted on the express understanding and agreement, which shall bind Assignee and each person or entity claiming by, through or under Assignee, that the Note and the Loan Documents are assigned absolutely WITHOUT REPRESENTATION, WARRANTY OR RECOURSE, EXPRESS OR IMPLIED as to any matter, including, but not limited to, the existence, validity, perfection, priority or enforceability of any of the liens, assignments, security interests, pledges or other security devices securing or purporting to secure the Note or any part thereof. Assignee acknowledges and represents that it has, independently and without reliance upon Assignor, and based on such documents and information as it has deemed sufficient, made its own analysis off the creditworthiness of Borrower and the sufficiency of the related documentation and any collateral. Without limiting the generality of any other provision of this paragraph, Assignee acknowledges that Assignor makes and has made no warranty or representation as to, and shall not in any way be responsible for: (a) the accuracy or completeness of any statement, appraisal, warranty or representation from any source made in or in connection with the Note or the other Loan Documents; (b) the financial condition of Borrower or any other person who may be obligated, directly or indirectly, upon the Note; (c) the value, sufficiency, or description of, or title to, any collateral for the Note or any property

                                    Exhibit A
                                   Page 1of 2
covered or purported to be covered by the other Loan Documents; (d) the performance or observance of any of the terms, covenants or conditions of any agreement relating to the Note or other Loan Documents; (e) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectibility of the Note, any of the other Loan Documents, or any of the property covered or purported to be covered by the Loan Documents; (f) any inspection of any of the property, books or records of Borrower; or (g) any action at anytime taken or omitted to be taken by the Assignor (other than this Assignment) in connection with the Note or the other Loan Documents.

EXECUTED this ________ day of ________________, 2003.

                                   JPMORGAN CHASE BANK

                                   By: _________________________________________
                                       ________________, Vice President

THE STATE OF TEXAS

COUNTY OF HARRIS

      This instrument was acknowledged before me on this ___________ day of ___________, 2003, by _______________, a Vice President of JPMORGAN CHASE BANK, a New York banking corporation, for and on behalf of said corporation.

                                   _____________________________________________

                                   Notary Public in and for the State of Texas

                                   Printed Name: _______________________________

                                   My Commission Expires: ______________________

                                    Exhibit A
                                   Page 2of 2

                                    EXHIBIT B

                                   6-30, 2003

JPMORGAN CHASE BANK
700 North Pearl, 8th Floor
Dallas, Texas 775201
Attn: Michael B. Phillips

      RE: Confidentiality Agreement Ladies and Gentlemen:

      The undersigned has expressed an interest in purchasing from you an Amended and Restated Revolving Credit Note dated April 30, 2002 (the same, as heretofore modified, renewed and extended, is herein collectively referred to as the "NOTE"), executed by Tidel Engineering, L.P.. ("BORROWER") in the original principal amount of $4,680,000.00 and payable to your order. You have advised the undersigned that any such purchase and sale would be with very limited representations and warranties on your behalf and that the undersigned must rely upon the results of its own investigations and analyses in electing to purchase the Note. To assist in that effort, you have agreed to make available to the undersigned certain information in your files and records in respect to the Note, but your willingness to do so is conditioned upon the undersigned's agreement to the terms and provisions hereof which shall be and are binding upon the undersigned irrespective of whether or not the purchase and sale of the Note is consummated.

      In consideration of your willingness to make available to the undersigned information in your files and record in respect to the Note and the collateral purportedly securing repayment of the same, the undersigned hereby agrees with you as follows (each of which agreements and covenants shall bind the undersigned irrespective of whether or not the undersigned consummates the purchase and sale of the Note):

1. The undersigned shall not have the right to review any portions of the records or information you have in your possession in respect to the Note, Borrower, the purported collateral for the Note or your relationship to Borrower or any guarantor in respect to the Note or otherwise other than the loan documents executed in connection with the Note. Without limiting the generality of the foregoing, the undersigned recognizes and agrees that you will provide no information in respect to the creditworthiness of Borrower or any other party liable for repayment of the Note, including personal financial statements, tax returns or credit applications of Borrower. The undersigned further recognizes and agrees that such information as is not delivered to the undersigned by you is not and will not be material to the undersigned in reaching its decision as to whether or not to purchase the Note.

2. The undersigned will safeguard all information which the undersigned receives from you against unauthorized use or disclosure to others and agree to refrain from copying any such information provided by you. In the event that the undersigned does not consummate the purchase of the Note, the undersigned will return to you all copies of all information, files and records in respect to the Note which you provide to the

                                    Exhibit B
      undersigned promptly upon your request therefor. The undersigned will retain no copies of any such information, files or records. The undersigned further agrees that you are not granting any license, right, title or interest in and to any materials which you may provide the undersigned.

3. Until such time as the undersigned has purchased the Note, the undersigned will keep all information in respect to the Note and any of the documents, instruments and agreements executed in connection therewith or as security therefor, Borrower and any collateral purportedly securing repayment of the Note in the strictest confidence and shall not divulge the same to any party for any purpose (other than consultants employed by the undersigned but then only after such consultants execute and deliver to you agreements satisfactory to you wherein such parties agree to be bound by the terms and provisions of this letter agreement) except to the extent required to do so by court order or other legal process, provided however, the undersigned will be responsible for any disclosures of any such information by the undersigned in violation of applicable law and any such disclosures shall specifically be covered by and included in Section 4 hereof. The undersigned recognizes that its agreement to keep confidential all such material and information is a material inducement to you in providing information from your files and records in respect to the Note and but for the undersigned's agreements set forth herein you would not do so. Until such time as the undersigned has purchased the Note, the undersigned further agrees to use such information solely for the purposes of evaluating whether or not it desires to purchase the Note and for no other purpose whatsoever.

4. The undersigned hereby agrees to indemnify, defend and hold you harmless of, from and against any and all claims, demands, liabilities, causes of action, losses, damages, costs and expenses (including attorneys' fees) hereafter suffered or incurred by you arising out of, directly or indirectly, the undersigned's failure to observe (and to cause its agents, contractors, employees and consultants to observe) and comply with the terms and provisions hereof. The indemnification obligations of the undersigned contained herein shall bind the undersigned, its successors and assigns, irrespective of whether or not the purchase of the Note is consummated.

5. This letter agreement shall be governed by and construed in accordance with the laws of the State of Texas, Harris County Texas, shall be a proper place of venue to enforce the terms and provisions hereof.

                                   Very truly yours,

                                   WALLIS STATE BANK

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

                                    Exhibit B
                                   Page 2 of 2